Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.25CA

EIGHTY-SIXTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This EIGHTY-sixTH AMENDMENT (the “Amendment”) is made by and between CSG Systems, Inc. (“CSG”) and Charter Communications Holding Company, LLC (“Customer”). The effective date of this Amendment is the date last signed below (the "Effective Date").  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement (CSG document no. 2298875) dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the Parties, any subsequent reference to the Agreement between the Parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

1.  Effective as of June 1, 2016, and pursuant to notice timely provided by Customer and received by CSG, Customer desires to decrease and CSG agrees to decrease the number of Web Enabled Advanced Customer Service Representative® (Web Enabled ACSR®) licenses from *** ******** ************ (*****) to **** ******* (***) pursuant to the terms and conditions of the Agreement.  As a result, for the fees set forth in Schedule F to the Agreement, the number of Customer’s Web Enabled ACSR® licenses shall decrease such that the total of Customer’s Web Enabled ACSR® licenses is **** ******* (***).  For purposes of clarification, such decrease will include the *********** (**) Web Enabled ACSR® licenses previously provided ** ** **** to Customer pursuant to that certain Sixty-ninth Amendment, effective as of March 18, 2015 (CSG document no. 4104400).

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: VP, Billing & Collections	Title: VP & Chief Compliance Officer
Date: 4-15-16	Date: 4/20/16